EXHIBIT 4.2

GLOBUS MEDICAL, INC.

AMENDED AND RESTATED STOCK SALE AGREEMENT

JULY 23, 2007

GLOBUS MEDICAL, INC.

AMENDED AND RESTATED

STOCK SALE AGREEMENT

THIS AMENDED AND RESTATED STOCK SALE AGREEMENT (the “Agreement”) is made and entered into as of this 23rd day of July, 2007, by and among GLOBUS MEDICAL, INC., a Delaware corporation (the “Company”), each of the persons and entities listed on EXHIBIT A hereto (the “Investors”) and each of the persons listed on EXHIBIT B hereto (each referred to herein as a “Key Holder” and collectively as the “Key Holders”).

RECITALS

WHEREAS, the Key Holders are the beneficial owners of shares of the Common Stock of the Company (the “Key Holder Stock”);

WHEREAS, Investors are purchasing shares of the Company’s Series E Preferred Stock (the “Series E Stock”), pursuant to that certain Series E Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, certain of the Key Holders are parties to the Amended and Restated Stock Sale Agreement, dated February 16, 2006, by and among the Company, the Key Holders (the “Prior Agreement”);

WHEREAS, the Key Holders party to such Prior Agreement desire to amend and restate the Prior Agreement as set forth herein and to accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement;

WHEREAS, Section 9.3 of the Prior Agreement provides that the Prior Agreement may be amended only upon the written consent of (i) the holders of a majority of the then-outstanding Common Stock held by the Common Holders (as defined therein), (ii) the Company and (iii) the holders of at least a majority of the then-outstanding Preferred Stock and/or Common Stock issued on conversion thereof, held by the Investors (as defined therein), and the parties to this Agreement are sufficient to amend the Prior Agreement on behalf of all parties to the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company, the Key Holders and the Investors have agreed to the right of first refusal and co-sale rights as set forth herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS.

1.1 “Key Holders” shall mean the person or entities listed on EXHIBIT B hereto.

1.2 “Key Holder Stock” shall mean shares of Common Stock now owned or subsequently acquired by the Key Holders by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in a Key Holder’s name or beneficially or legally owned by such Key Holder, including any interest of a spouse in any of the Key Holder Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Key Holder Stock owned by the Key Holders as of the date hereof are set forth on EXHIBIT B, which Exhibit may be amended from time to time by the Company to reflect changes in the number of shares owned by the Key Holders, but the failure to so amend shall have no effect on such Key Holder Stock being subject to this Agreement.

1.3 “Common Stock” shall mean shares of the Company’s Class A Common Stock and Class B Common Stock.

1.4 “Investor Stock” shall mean shares of the Company’s Series E Stock now owned or subsequently acquired by the Investors whether or not such securities are only registered in an Investor’s name or beneficially or legally owned by such Investor, including any interest of a spouse in any of the Investor Stock, whether that interest is asserted pursuant to marital property laws or otherwise.

1.5 For purposes of this Agreement, the term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Key Holder Stock.

1.6 In determining the number of shares of Key Holder Stock owned by a Key Holder for purposes of exercising the rights under this Agreement, all shares of Key Holder Stock held by Affiliated Parties of such Key Holder shall be aggregated together (provided no share shall be attributed to more than one entity or person within any such group of Affiliated Parties). For purposes of this Agreement, “Affiliated Party” means, with respect to a Key Holder, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Key Holder, including, without limitation, any general partner, member, officer or director of such Key Holder and any venture capital fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, such Key Holder, and any family member of a Key Holder that is an individual or any trust for the benefit of a Key Holder or family member of a Key Holder.

2.	TRANSFERS BY A KEY HOLDER.

2.1 Notice of Transfer. If a Key Holder (the “Transferring Key Holder”) proposes to Transfer any shares of Key Holder Stock (the “Transfer Shares”), then the Transferring Key Holder shall promptly give written notice (the “Notice”) simultaneously to the Company and to each of the Investors at least thirty (30) days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Key Holder Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section 3.1 or Section 3.2, the Notice shall state under which clause of Section 3.1 or Section 3.2 the Transfer is being made.

2.2 Company Right of First Refusal.

(a) The Company shall have right to purchase all or any part of the Transfer Shares for the consideration per share and on the terms and conditions specified in the Notice. The Company must exercise such right no later than ten (10) days after such Notice is deemed under Section 6.7 hereof to have been delivered to it, by written notice to the Transferring Key Holder.

(b) In the event the Company does not exercise its right within such ten (10) day period with respect to all of the Transfer Shares, the Company shall, on or before the last day of such period, give written notice of that fact to the Investors (the “Investor Notice”). The Investor Notice shall specify the number of Transfer Shares not purchased by the Company (the “Remaining Transfer Shares”).

(c) In the event the Company duly exercises its right to purchase all or part of the Transfer Shares, the closing of such purchase shall take place at the offices of the Company on the date five (5) days after the expiration of such ten (10) day period; provided, however, that if the Participating Investors (as defined below) purchase any of the Remaining Transfer Shares pursuant to Section 2.3 hereof, the closing of the purchase of the Transfer Shares by the Company shall take place on the same date as the Participating Investors consummate their purchase of Remaining Transfer Shares under Section 2.3 hereof.

2.3 Investor Right of First Refusal.

(a) Each Investor shall have the right, exercisable upon written notice to the Transferring Key Holder (the “Purchase Notice”), which right must be exercised within fifteen (15) days after the receipt of the Investor Notice, to purchase up to its pro rata share of the Remaining Transfer Shares subject to the Investor Notice and on the same terms and conditions as set forth in the Notice. Except as set forth in Section 2.3(c) hereof, the Investors who so exercise their rights (the “Participating Investors”) shall effect the purchase of the Remaining Transfer Shares being purchased by such Participating Investors, including payment of the purchase price, not more than five (5) days after expiration of the fifteen (15) day period set forth in this Section 2.3(a), and at such time the Transferring Key Holder shall deliver to the Participating Key Holders the certificate(s) representing the Remaining Transfer Shares to be purchased by the Participating Key Holders, each certificate to be properly endorsed for transfer.

(b) Each Investor’s pro rata share shall be equal to the product obtained by multiplying (i) the aggregate number of Remaining Transfer Shares and (ii) a fraction, the numerator of which is the number of shares of Investor Stock held by the Participating Investor at the time of the Notice, and the denominator of which is the total number of shares of Investor Stock held by all of the Investors at the time of the Notice.

(c) In the event that not all of the Investors elect to purchase their respective pro rata shares of the Remaining Transfer Shares pursuant to their rights under Section 2.3(a) within the time period set forth therein, then the Transferring Key Holder shall promptly give written notice to each of the Participating Investors (the “Overallotment Notice”), which shall set forth the number of Remaining Transfer Shares not purchased by the other Investors, and shall offer such Participating Investors the right to acquire such unsubscribed shares. Each Participating Investors shall have five (5) days after receipt of the Overallotment Notice to deliver a written notice to the Transferring Key Holder (the “Overallotment Purchase Notice”) indicating the number of unsubscribed shares that such Participating Investor desires to purchase, and each such Participating Investor shall be entitled to purchase its pro rata share of the unsubscribed shares on the same terms and conditions as set forth in the Notice. For purposes of this Section 2.3(c) the denominator described in clause (ii) of subsection 2.3(b) above shall be the total number of shares of Investor Stock held by all Participating Investors at the time of the Notice. The Participating Key Holders shall then effect the purchase of the Remaining Transfer Shares to be purchased by such Participating Investors pursuant to this Section 2.3(c), including payment of the purchase price, not more than five (5) days after delivery of their notice to the Transferring Key Holder under this Section 2.3(c), and at such time, the Transferring Key Holder shall deliver to the Participating Investors the certificates representing the Remaining Transfer Shares to be purchased by such Participating Investor pursuant to this Section 2.3(c), each certificate to be properly endorsed for transfer.

2.4 Right of Co-Sale.

(a) In the event the Company and the Investors fail to exercise their respective rights to purchase all of the Transfer Shares subject to Section 2.2 and Section 2.3 hereof, following the exercise or expiration of the rights of purchase set forth in Section 2.2 and Section 2.3, then the Transferring Key Holder shall thereafter be entitled to transfer the Remaining Transfer Shares not so purchased. Each Investor that is not a Participating Investor (a “Co-Sale Right Holder”) shall have the right, in lieu of its right of first refusal pursuant to Section 2.3, exercisable upon written notice to such Transferring Key Holder with a copy to the Company (the “Sale Participation Notice”), within twenty (20) days after receipt of the Notice (such twenty (20) day period, the “Exercise Period”), to sell shares of Series E Stock on the same terms and conditions set forth in the Notice; provided that the price set forth in the Notice with respect to shares of Common Stock shall be appropriately adjusted based on the conversion ratio of the Series E Stock to be sold. The Sale Participation Notice shall indicate the number of shares of Series E Stock such Co-Sale Right Holder (a “Participating Co-Sale Right Holder”) wishes to sell, which number shall not exceed the total number of Transfer Shares specified in the Notice. The Transferring Key Holder shall communicate to the prospective purchaser of the Transfer Shares (the “Offeror”) that, in addition to the Remaining Transfer Shares that were not purchased by Participating Investors pursuant to Section 2.3 hereof (the “Available Transfer Shares”), the additional shares of Series E Stock being offered by the Participating Co-Sale Right Holder(s) (as set forth in the Sale Participation Notices) are available for purchase by the Offeror on the same terms and conditions as set forth in the Notice; provided that the price set forth in the Notice with respect to Shares of Common Stock shall be appropriately adjusted based on the conversion ratio of the Series E Stock to be sold.

(b) If the Offeror does not wish to purchase all of the Available Transfer Shares and all of the Investor Stock made available for purchase by the Participating Co-Sale Right Holders, then the Transferring Key Holder shall promptly notify each Participating Co-Sale Right Holder of such fact (the “Proration Notice”). The Proration Notice shall indicate the total number of shares of Series E Stock the Offeror is willing to purchase (the “Total Transferred Shares”). Each Participating Co-Sale Right Holder and the Transferring Key Holder shall be entitled to sell, at the price and on the terms and conditions set forth in the Notice (provided that the price set forth in the Notice with respect to shares of Common Stock shall be appropriately adjusted based on the conversion ratio of the Series E Stock to be sold), a portion of the Total Transferred Shares, equal to the product obtained by multiplying (i) the aggregate number of Total Transferred Shares and (ii) a fraction, the numerator of which is the number of shares of Common Stock held by such Transferring Key Holder or Series E Stock (on an as-converted basis) held by such Participating Co-Sale Right Holder, as the case may be, as of the date of the Proration Notice, and the denominator of which is the number of shares of Common Stock and Series E Stock (on an as-converted basis) held in the aggregate by the Transferring Key Holder and the Participating Co-Sale Right Holder(s) as of such date.

(c) If none of the Co-Sale Right Holders elect to sell shares of Series E Stock pursuant to Section 2.4(a), then the Transferring Key Holder shall be entitled to sell to the Offeror, on the terms set forth in the Notice, all of the Available Transfer Shares.

(d) Each Co-Sale Right Holder who elects to participate in the Transfer pursuant to this Section 2.4 (a “Co-Sale Participant”) shall effect its participation in the Transfer by promptly (and in any event prior to the anticipated closing date set forth in the Notice) delivering to the Transferring Key Holder for transfer to the Offeror one or more certificates, properly endorsed for transfer, which represent the number of shares of Series E Stock which is at such time convertible into the number of shares of Common Stock which such Co-Sale Participant elects to sell pursuant to this Section 2.4; provided, however, that if the Offeror objects to the delivery of Series E Stock in lieu of Common Stock, such Co-Sale Participant shall convert such Series E Stock into Common Stock pursuant to the relevant provisions of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), and deliver Common Stock. The Company agrees to make any such conversion concurrent with and contingent upon the actual transfer of such shares to the purchaser.

(e) The stock certificate or certificates that the Co-Sale Participant delivers to such Transferring Key Holder pursuant to Section 2.4(d) shall be transferred to the Offeror in consummation of the sale of the Series E Stock pursuant to the terms and conditions specified in the Notice, and the Transferring Key Holder shall concurrently therewith remit to such Co-Sale Participant that portion of the sale proceeds to which such Co-Sale Participant is entitled by reason of its participation in such sale. To the extent that any Offeror prohibits such assignment or otherwise refuses to purchase shares or other securities from a Co-Sale Participant exercising its rights of co-sale hereunder, such Transferring Key Holder shall not sell to such Offeror any Key Holder Stock unless and until, simultaneously with such sale, such Transferring Key Holder shall purchase such shares or other securities from such Co-Sale Participant on the same terms and conditions specified in the Notice.

(f) The exercise or non-exercise of the rights of any Co-Sale Right Holder hereunder to participate in one or more Transfers made by a Transferring Key Holder shall not adversely affect its right to participate in subsequent Transfers of Investor Stock subject to Section 2.

(g) The transactions contemplated by the Notice, including the exercise of any right of first refusal and/or co-sale rights under this Section 2, shall be consummated not later than ninety (90) days after the expiration of the Exercise Period. Any proposed Transfer on terms and conditions more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed Transfer of any of the Key Holder Stock by a Transferring Key Holder, shall again be subject to the first refusal and co-sale rights of the Investors and shall require compliance by such Transferring Key Holder with the procedures described in this Section 2.

3.	EXEMPT TRANSFERS.

3.1 Key Holder Exempt Transfers. Notwithstanding the foregoing, the first refusal and co-sale rights of the Investors set forth in Section 2 above shall not apply to any transfer or transfers by a Key Holder (a) which is to a trust, limited partnership or limited liability company of which the Key Holder serves as the managing partner or managing member, as the case may be, or to such Key Holder’s ancestors, descendants or spouse or to trusts for the benefit of such persons or such Key Holder, (b) which is a bona fide gift, (c) which is a Transfer by the Key Holder of up to 2% of the Key Holder Stock held by such Key Holder as of the date that such Key Holder first became party to this Agreement, or (d) to the Company; provided that in the event of any Transfer made pursuant to one of the exemptions provided by clauses (a), (b) and (c), the Transferring Key Holder shall inform the Company and the Investors of such pledge, transfer or gift prior to effecting it, and the pledgee, transferee or donee shall enter into a written agreement to be bound by and comply with all provisions of this Agreement, as if it were a Key Holder hereunder, including without limitation Section 2. In the case of Key Holder Stock transferred under clauses (a) or (b) above, such transferred Key Holder Stock shall remain “Key Holder Stock” hereunder, and such pledgee, transferee or donee shall be treated as the “Key Holder” for purposes of this Agreement.

3.2 Notwithstanding the foregoing, the provisions of Section 2 hereof shall not apply to (i) the sale of any Key Holder Stock to the public pursuant to an IPO or a Reverse Merger (as such terms are defined in the Certificate of Incorporation) or (ii) any sale of Key Holder Stock pursuant to an Acquisition or Asset Transfer (as such terms are defined in the Certificate of Incorporation).

3.3 This Agreement is subject to, and shall in no manner limit the right which the Company may have to repurchase securities from any Key Holder pursuant to a stock restriction agreement or other agreement between the Company and any Key Holder entered into prior to the date hereof.

4.	LEGEND.

4.1 Each certificate representing shares of Key Holder Stock now or hereafter owned by any Key Holder or issued to any person in connection with a Transfer pursuant to Section 3.1 or 3.2 hereof shall be endorsed with the following legend:

“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED STOCK SALE AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

4.2 The Key Holders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5.1 above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed at the request of any Key Holder following termination of this Agreement.

5.	MISCELLANEOUS.

5.1 Conditions to Exercise of Rights. Exercise of the Investors’ rights under this Agreement shall be subject to and conditioned upon, and each Transferring Key Holder and the Company shall use their reasonable efforts to assist each Investor in, compliance with applicable laws.

5.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

5.3 “Market Stand-Off” Agreement. Each party hereto hereby agrees that such party shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such party (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company, not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that:

(a) such agreement shall apply only to the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act;

(b) all officers and directors of the Company enter into similar agreements; and

(c) all holders of one percent (1%) or more of the outstanding capital stock enter into similar agreements.

The Company agrees to use all reasonable efforts to ensure that the “lock-up” obligation of the parties under this Section 6.3, and any agreement entered into by the parties as a result of their obligations under this Section 6.3, shall provide that all parties will participate on a pro-rata basis in any early release of portions of the securities of any stockholder subject to such “lock-up” obligations.

The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

5.4 Amendment and Waiver. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to any party to this Agreement (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) persons holding, in the aggregate, shares of Investor Stock representing sixty percent (60%) of the voting power of all shares of Investor Stock then held by the Investors and their permitted assignees, and (iii) persons holding, in the aggregate, shares of Key Holder Stock representing a majority of the voting power of all shares of Key Holder Stock then held collectively by Key Holders and their respective permitted assignees. Any amendment, termination or waiver effected in accordance with this Section 6.3 shall be binding on all parties hereto, even if they do not execute such consent; provided, however, that in the event an amendment, modification or waiver adversely affects the rights and/or obligations of any party under this Agreement in a manner materially different from the manner in which it affects the rights and/or obligations of the other parties, such amendment, modification or waiver shall be binding on such adversely affected party only with the written consent of such adversely affected party. No consent of any party hereto shall be necessary to include as a party to this Agreement any transferee required to become a party pursuant to Sections 3.1 or 3.2 hereof. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. The Company shall give prompt written notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination or waiver.

5.5 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives. The rights and obligations of the Company hereunder may not be assigned without the prior written consent of (i) persons holding, in the aggregate, shares of Investor Stock representing sixty percent (60%) of the voting power of all shares of Investor Stock then held by the Investors and their permitted assignees, and (ii) persons holding, in the aggregate, shares of Key Holder Stock representing at least a majority of the voting power of all shares of Key Holder Stock then held by Key Holders and their permitted assignees.

5.6 Term. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

(a) the date of the closing of an IPO or a Significant Event; or

(b) the date of the closing of an Acquisition or Asset Transfer.

5.7 Ownership. Each of the Key Holders, severally and not jointly, represent and warrant that such Key Holder is (or will be upon the Closing, as defined in the Purchase Agreement) the sole legal and beneficial owner of those shares of Key Holder Stock set forth opposite such Key Holder’s name on EXHIBIT B, and, if such Key Holder is an individual, that he or she is (or will be upon the Closing) the sole legal and beneficial owner of such shares and that no other person has any interest (other than a community property interest) in such shares.

5.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to any other party at the address appearing on the books of the Company or at such address as the Company, or such party, respectively, may designate by ten (10) days advance written notice to the other parties hereto.

5.9 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.10 Entire Agreement. This Agreement and the Exhibits hereto, along with the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement, the Purchase Agreement and the other Related Agreements (as defined in the Purchase Agreement).

5.11 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of Series E Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series E Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor” hereunder.

5.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.13 Termination of Prior Agreement. The Prior Agreement is hereby terminated. Such termination is effective upon the execution of this Agreement by the Company and the parties required for termination pursuant to Section 9.3 of the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety by the provisions of this Agreement and shall have no further force to effect.

[THIS SPACE INTENTIONALLY LEFT BLANK]

The foregoing AMENDED AND RESTATED STOCK SALE AGREEMENT is hereby executed as of the date first above written.

COMPANY:

GLOBUS MEDICAL, INC.

By:	/s/ David C. Paul
David C. Paul
President and Chief Executive Officer

Address:

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

The foregoing AMENDED AND RESTATED STOCK SALE AGREEMENT is hereby executed as of the date first above written.

MAJOR INVESTOR(S):

CLARUS LIFESCIENCES I, L.P.

By its General Partner, Clarus Ventures I GP, LP
By its General Partner, Clarus Ventures I, LLC

By:	/s/ Robert W. Lipak
Robert W. Liptak
Managing Director

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

The foregoing AMENDED AND RESTATED STOCK SALE AGREEMENT is hereby executed as of the date first above written.

MAJOR INVESTOR:

AIG ANNUITY INSURANCE COMPANY

By:	/s/ Marc H. Gamsin

Print Name:	Marc H. Gamsin

Title:	VP

MAJOR INVESTOR:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Marc H. Gamsin

Print Name:	Marc H. Gamsin

Title:	VP

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

The foregoing AMENDED AND RESTATED STOCK SALE AGREEMENT is hereby executed as of the date first above written.

MAJOR INVESTOR:

GOLDMAN SACHS & CO., ON BEHALF OF ITS
PRINCIPAL STRATEGIES GROUP

By:	/s/ Kenneth H. Eberts III

Print Name:	Kenneth H. Eberts III

Title:	Managing Director

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

GLOBUS MEDICAL, INC.

JULY 23, 2007

The foregoing AMENDED AND RESTATED STOCK SALE AGREEMENT is hereby executed as of the date first above written.

MAJOR INVESTOR:

GS DIRECT, L.L.C.

BY:
/s/ Gerry Cardinale
NAME: Gerry Cardinale
TITLE: Managing Director

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

The foregoing AMENDED AND RESTATED STOCK SALE AGREEMENT is hereby executed as of the date first above written.

MAJOR INVESTOR(S):

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004, L.P.		GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 EMPLOYEE FUND, L.P.

By: Goldman Sachs PEP 2004 Advisors, L.L.C.,		By: Goldman Sachs PEP 2004 Employee Funds GP,
General Partner		L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member

By:	/s/ Jennifer Barbetta	By:	/s/ Jennifer Barbetta

Print Name:	Jennifer Barbetta	Print Name:	Jennifer Barbetta

Title:	Authorized Signatory	Title:	Authorized Signatory

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 OFFSHORE HOLDINGS, L.P.		GS PRIVATE EQUITY PARTNERS 2002 – DIRECT INVESTMENT FUND, L.P.

By: Goldman Sachs PEP 2004 Offshore Holdings		By: GS PEP 2002 Direct Investment Advisors, L.L.C.,
Advisors, Inc., General Partner		General Partner
By: GSAM Gen-Par, L.L.C., Managing Member

By:	/s/ Jennifer Barbetta
		By:	/s/ Jennifer Barbetta
Print Name:	Jennifer Barbetta
		Print Name:	Jennifer Barbetta
Title:	Authorized Signatory
		Title:	Authorized Signatory

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 - DIRECT INVESTMENT FUND, L.P.		MULTI-STRATEGY HOLDINGS, L.P.

By: Multi-Strategy Holdings Offshore Advisors, Inc.,
By: Goldman Sachs PEP 2004 Direct Investment		General Partner
Advisors, L.L.C., General Partner
By: GSAM Gen-Par, L.L.C., Managing Member		By:	/s/ Jennifer Barbetta

By:	/s/ Jennifer Barbetta	Print Name:	Jennifer Barbetta

Print Name:	Jennifer Barbetta	Title:	Authorized Signatory

Title:	Authorized Signatory

GOLDMAN SACHS INVESTMENT PARTNERS MASTER FUND, L.P.		GOLDMAN SACHS PRIVATE EQUITY CONCENTRATED HEALTHCARE FUND OFFSHORE HOLDINGS, L.P.

By:	/s/ Michelle Barone	By:	/s/ Ryan Boucher

Print Name:	Michelle Barone	Print Name:	Ryan Boucher

Title:	Vice President	Title:	Vice President

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

The foregoing AMENDED AND RESTATED STOCK SALE AGREEMENT is hereby executed as of the date first above written.

KEY HOLDERS:

4 Spine, LLC		401k Profit Sharing Plan and Trust of Orthopaedic Associates, P.A. FBO Michael D. Mitchell

By:	/s/ David DeFrancis	By:	/s/ Michael D. Mitchell
	Name: David DeFrancis		Name: Michael D. Mitchell, M.D.
Title: Manager

/s/ Allison Ager		/s/ Gregg Albano
Allison Ager		Gregg Albano

Amarjit S. Momi Credit Shelter Trust

/s/ Robert T. Alston
Robert T. Alston		By:	/s/ Charanjit K. Momi
Name: Charanjit K. Momi
Title: Trustee

/s/ Neel Anand		/s/ Shawn Anderson
Neel Anand		Shawn Anderson

/s/ Nick Ansari		/s/ Robert C. Antonelli
Nick Ansari		Robert C. Antonelli

Antonio DiSclafani, II, Trustee of the Family Trust created under the Donna L. DiSclafani Five Year GRAT II dated March 16, 2005		Antonio DiSclafani, II, Trustee of the GST Nonexempt Family Trust created under the Donna L. DiSclafani Five Year GRAT II dated March 16, 2005

		By:	/s/ Antonio DiSclafani II
By:	/s/ Antonio DiSclafani II		Name: Antonio DiSclafani II
	Name: Antonio DiSclafani II		Title: Trustee
Title: Trustee

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees,
Ocala Neurosurgical Center M.P. Plan, dtd 6-13-02
/s/ Paul Asdourian		FBO B. Kaplan
Paul Asdourian

		By:	/s/ B. Kaplan
Name: B. Kaplan
Title: Co-Trustee

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees,		B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees,
Ocala Neurosurgical Center M.P. Plan, dtd 6-13-02		Ocala Neurosurgical Center M.P. Plan, dtd 6-13-02
FBO B. Kaplan		FBO B. Kaplan

By:	/s/ A. DiSclafani	By:	/s/ M. Oliver
	Name: A. DiSclafani		Name: M. Oliver
	Title: Co-Trustee		Title: Co-Trustee

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees,		B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees,
Ocala Neurosurgical Center P.S. Plan, dtd 6-13-02		Ocala Neurosurgical Center P.S. Plan, dtd 6-13-02
FBO B. Kaplan		FBO B. Kaplan

By:	/s/ B. Kaplan	By:	/s/ A. DiSclafani
	Name: B. Kaplan		Name: A. DiSclafani
	Title: Co-Trustee		Title: Co-Trustee

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees,
Ocala Neurosurgical Center P.S. Plan, dtd 6-13-02
FBO B. Kaplan		/s/ Brian Bacon
Brian Bacon

By:	/s/ M. Oliver
Name: M. Oliver
Title: Co-Trustee

/s/ John P. Baker		/s/ Kelly J. Baker
John P. Baker		Kelly J. Baker

/s/ Roy P. Baker		/s/ Richard A. Balderston
Roy P. Baker		Richard A. Balderston

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	/s/ Daxes Banit		/s/ George Baran
	Daxes Banit		George Baran

	/s/ John Christian Barrett		/s/ Cindy Beatty
	John Christian Barrett		Cindy Beatty

	/s/ Sloan Beatty		/s/ Bernie L. Bell, Jr.
	Sloan Beatty		Bernie L. Bell, Jr.

	/s/ Byard Bennett		/s/ Shalini Bennett
	Byard Bennett		Shalini Bennett

	/s/ Cliff Benson, III		/s/ Clifton L. Benson, Jr.
	Cliff Benson, III		Clifton L. Benson, Jr.

Berachah Foundation, Inc.

/s/ William J. Beutler
William J. Beutler

By:	/s/ David D. Davidar
Name: David D. Davidar
Title: President

Big Horn Associates, L.L.C.

/s/ David Bibbs
David Bibbs

		By:	/s/ David DeFrancis
Name: David DeFrancis
Title: Manager

	/s/ Kevin Biggs		/s/ Alisha Anne Binder
	Kevin Biggs		Alisha Anne Binder

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

/s/ Larry Binder	/s/ Randolph Bishop
Larry Binder	Randolph Bishop

/s/ Craig Bjelde	/s/ Michael E. Black
Craig Bjelde	Michael E. Black

/s/ Todd Black	/s/ Antoinette Booth
Todd Black	Antoinette Booth

/s/ Dennis Booth	/s/ Harry Booth
Dennis Booth	Harry Booth

/s/ Mark D. Borden	/s/ Susan M. Bowers
Mark D. Borden	Susan M. Bowers

/s/ Michael L. Boyer, II	/s/ Donald O. Bradley, III
Michael L. Boyer, II	Donald O. Bradley, III

/s/ James Branch	/s/ Jamie Hanson Branch
James Branch	Jamie Hanson Branch

/s/ Joseph Edwin Branch	/s/ Laura Caroline Branch
Joseph Edwin Branch	Laura Caroline Branch

/s/ Michael Brannon	/s/ Lloyd Keith Brewton
Michael Brannon	Lloyd Keith Brewton

/s/ Courtney Brown	/s/ Jason Timothy Burney
Courtney Brown	Jason Timothy Burney

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

C2R Investors LLC

/s/ Phillip Butler
Phillip Butler

		By:	/s/ Carolina Ceron-Canas
Name: Carolina Ceron-Canas
Title: President

	/s/ Dave Cacioppo		/s/ Carolyn J. Campanella
	Dave Cacioppo		Carolyn J. Campanella

	/s/ Janie W. Cannon		/s/ Stephen P. Cannon
	Janie W. Cannon		Stephen P. Cannon

	/s/ Helen Cappuccino		/s/ Kevin Carouge
	Helen Cappuccino		Kevin Carouge

	/s/ Jamie Carroll		/s/ John R. Casteel, II
	Jamie Carroll		John R. Casteel, II

	/s/ Christopher C. Cavanaugh		/s/ Michael C. Chabot
	Christopher C. Cavanaugh		Michael C. Chabot

	Charles Schwab & Co. Inc. Custodian for Steven H. Tovey IRA-Rollover 89100044		Charles Schwab & Co. Inc. Custodian for Steven H. Tovey Simple IRA-88910987

By:	/s/ Steven H. Tovey	By:	/s/ Steven H. Tovey
	Name: Steven H. Tovey		Name: Steven H. Tovey
	Title: Owner		Title: Owner

	/s/ Janet Chelladurai		/s/ Larisa Cherby
	Janet Chelladurai		Larisa Cherby

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

/s/ Thor G. Christensen
Thor G. Christensen

	/s/ Richard Colasante		/s/ Michael R. Cole
	Richard Colasante		Michael R. Cole

	/s/ Suzanna Cole		/s/ Logan R. Collins
	Suzanna Cole		Logan R. Collins

	/s/ Mark D. Copeland		/s/ Eric J. Corbin
	Mark D. Copeland		Eric J. Corbin

	/s/ Charles Crowley		/s/ Walter P. Crye, Jr.
	Charles Crowley		Walter P. Crye, Jr.

	/s/ Lukasz Curylo		/s/ Aubrie Cusumano
	Lukasz Curylo		Aubrie Cusumano

	D Team		Daniel Paul 2010 Grantor Retained Annuity Trust U/A 7/20/10

By:	/s/ Frank DeStefano
	Name: Frank DeStefano	By:	/s/ Daniel Paul
Name: Daniel Paul
Title: Trustee

Davidar, David D., Trustee, Davidar 2009 Grantor Retained Annuity Trust U/A 8/6/09
/s/ Ravi P. Dattani
Ravi P. Dattani

		By:	/s/ David D. Davidar
Name: David D. Davidar
Title: Trustee

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	Davidar, John as Custodian for Jadon Davidar under the Pennsylvania Uniform Transfers to Minors Act	/s/ David D. Davidar David D. Davidar

By:	/s/ John Davidar	/s/ Sarah G. Davidar
	Name: John Davidar	Sarah G. Davidar
Title: Custodian

	/s/ Charles Davidar	/s/ Sunitha Davidar
	Charles Davidar	Sunitha Davidar

	/s/ David D. Davidar	/s/ David M. Demski
	David D. Davidar	David M. Demski

	/s/ John Davidar	/s/ Frank DeStefano
	John Davidar	Frank DeStefano

	/s/ Martin J. Dempsey, Jr.	/s/ Robert Deutsch
	Martin J. Dempsey, Jr.	Robert Deutsch

	/s/ Vaneetha Demski	/s/ Page Benson Dickens
	Vaneetha Demski	Page Benson Dickens

	/s/ Larry Deutsch	/s/ Anthony J. DiMarino, III
	Larry Deutsch	Anthony J. DiMarino, III

/s/ Visuvasam Dhanaraj
Visuvasam Dhanaraj

/s/ Donald Dietze
Donald Dietze

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

Donald R. Johnson II 2010 Grantor Retained Annuity Trust I, dated July 1, 2010
/s/ John Doherty
John Doherty
			By:	/s/ Donald R. Johnson
Name: Donald R. Johnson
Title: Trustee

Donald R. Johnson II 2011 Grantor Retained Annuity Trust I, dated July 1, 2011			Donna L. DiSclafani and Antonio DiSclafani, II, Co- Trustees of the Donna L. DiSclafani Revocable Trust dated June 7, 1993, as amended

By:	/s/ Donald R. Johnson
	Name: Donald R. Johnson		By:	/s/ Antonio DiSclafani, II
	Title: Trustee			Name: Antonio DiSclafani, II
Title: Co-Trustee

Donna L. DiSclafani and Antonio DiSclafani, II, Co- Trustees of the Donna L. DiSclafani Revocable Trust dated June 7, 1993, as amended			Donna L. DiSclafani, Trustee of the Donna L. DiSclafani Grantor Retained Annuity Trust III dated September 16, 2009

By:	/s/ Donna L. DiSclafani		By:	/s/ Donna L. DiSclafani
	Name:	Donna L. DiSclafani		Name: Donna L. DiSclafani
	Title:	Co-Trustee		Title: Trustee

/s/ Michael E. Doran				/s/ John D. Dorchak
Michael E. Doran				John D. Dorchak

/s/ John Dowling				/s/ William Duffield, Jr.
John Dowling				William Duffield, Jr.

/s/ Christopher Duneske				/s/ James W. Dwyer
Christopher Duneske				James W. Dwyer

/s/ Howard Dyer				/s/ Christopher Eddy
Howard Dyer				Christopher Eddy

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

/s/ Willie S. Edwards, Jr.			/s/ David M. Ellis
Willie S. Edwards, Jr.			David M. Ellis

/s/ Jeyakaran Emmanuel			/s/ Juanita H. Emmett
Jeyakaran Emmanuel			Juanita H. Emmett

Equity Trust Company Custodian FBO: Lawrence J. Gerrans IRA
/s/ Phillip G. Esce
Phillip G. Esce
By:	/s/ Lawrence J. Gerrans
	Name: Lawrence J. Gerrans		/s/ Mark Etheridge
Mark Etheridge

/s/ Patricia L. Farnquist			/s/ Ira L. Fedder
Patricia L. Farnquist			Ira L. Fedder

/s/ Michael F. Ferreri			/s/ Jason Ferris
Michael F. Ferreri			Jason Ferris

First Clearing, LLC FBO Vincent J. Silvaggio IRA			First Clearing, LLC for the benefit of John Doherty

By:	/s/ Vincent J. Silvaggio	By:	/s/ John Doherty
	Name: Vincent J. Silvaggio		Name: John Doherty

First Clearing, LLC for the benefit of John Dowling

/s/ Stephen Fisher
Stephen Fisher
By:	/s/ John Dowling
Name: John Dowling

/s/ Robert E. Flandry, Jr.			/s/ Charles Stephen Foster, Jr.
Robert E. Flandry, Jr.			Charles Stephen Foster, Jr.

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	/s/ David Fowler		/s/ Farhang Fracyon
	David Fowler		Farhang Fracyon

/s/ Stephen R. Froehlich
Stephen R. Froehlich

	/s/ Craig W. Fultz		/s/ Dale W. Gaines
	Craig W. Fultz		Dale W. Gaines

Gary A. Dix , LLC

/s/ Manny Gaspar
Manny Gaspar
By:	/s/ Gary A. Dix
Name: Gary A. Dix
Title: Manager

	/s/ Karen M. Giordano		/s/ Elise Girasole
	Karen M. Giordano		Elise Girasole

Girouard Childrens Trust, Marcia Currie Trustee

/s/ Lisa Glassner
Lisa Glassner
By:	/s/ Marcia Currie
Name: Marcia Currie
Title: Trustee

Glastein Capital Investors, LLC

/s/ Michael Glassner
Michael Glassner
		By:	/s/ Cary D. Glastein
Name: Cary D. Glastein
Title: Managing Partner

	/s/ Chad Glerum		/s/ Michael Goldman
	Chad Glerum		Michael Goldman

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

/s/ Jeffrey Gordon	/s/ David Goss
Jeffrey Gordon	David Goss

/s/ Joseph B. Gossman	/s/ Raul Granillo
Joseph B. Gossman	Raul Granillo

/s/ Nicholas A. Grimaldi
Nicholas A. Grimaldi

/s/ Brinal Gupta
Brinal Gupta

/s/ Matthew Hansell	/s/ Noah Hansell
Matthew Hansell	Noah Hansell

/s/ Gregg E. Harris, Jr.	/s/ Robert L. Hash
Gregg E. Harris, Jr.	Robert L. Hash

/s/ Grant Haugen	/s/ Ryan H. Hendricks
Grant Haugen	Ryan H. Hendricks

/s/ Stephan Hess	/s/ Stefanie L. Hill
Stephan Hess	Stefanie L. Hill

/s/ Terry A. Hill	/s/ Julie Hinojosa
Terry A. Hill	Julie Hinojosa

/s/ Mark E. Hottle	/s/ Jerry H. Huber
Mark E. Hottle	Jerry H. Huber

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	/s/ William D. Hunter	/s/ Dante Implicito
	William D. Hunter	Dante Implicito

	/s/ Aditya V. Ingalhalikar	/s/ Andrew Iott
	Aditya V. Ingalhalikar	Andrew Iott

	/s/ David Michael Iott	/s/ Matthew David Iott
	David Michael Iott	Matthew David Iott

	/s/ Nancy Wise Iott	/s/ Nicholas Jon Iott
	Nancy Wise Iott	Nicholas Jon Iott

	IRA FBO Randolph C. Bishop Pershing LLC as Custodian	IRA NFS LLC/FMTC FBO: Lance Gomez Acct: 670-584576

By:	/s/ Larry Sanariago	By:	/s/ Lance Gomez
	Name: Larry Sanariago		Name: Lance Gomez
	Title: SPV		Title: President

J. Bard McLean, Inc. Profit Sharing

/s/ Paul Iswariah
Paul Iswariah
		By:	/s/ J. Derek McLean
Name: J. Derek McLean
Title: President

	/s/ Arthur James	/s/ Dhinakaran James
	Arthur James	Dhinakaran James

Johnson Family Investments, LLC

/s/ James Jamison
James Jamison
		By:	/s/ John D. Johnson, Jr.
Name: John D. Johnson, Jr.

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	/s/ David Johnston		/s/ Dennis J. Jones
	David Johnston		Dennis J. Jones

Kanter, Geoffrey E. and Arnold M. Zaff, Trustees, GST Exempt Trust U/Will Richard T. Kanter

/s/ Fred Ingram Jones, Jr.
Fred Ingram Jones, Jr.
		By:	/s/ Geoffrey E. Kanter
Name: Geoffrey E. Kanter
Title: Co-Trustee

	Kanter, Geoffrey E. and Arnold M. Zaff, Trustees, GST Exempt Trust U/Will Richard T. Kanter		Karen M. Tovey, Trustee of the Karen M. Tovey Grantor Retained Annity Trust dated November 19, 2007

By:	/s/ Arnold M. Zaff	By:	/s/ Karen M. Tovey
	Name: Arnold M. Zaff		Name: Karen M. Tovey
	Title: Co-Trustee		Title: Trustee

	/s/ Michael Keegan		/s/ John Kendle
	Michael Keegan		John Kendle

	/s/ Glenn Kenney		/s/ Richard Kienzle
	Glenn Kenney		Richard Kienzle

	/s/ Jennifer Kiss		/s/ David G. Kitchens
	Jennifer Kiss		David G. Kitchens

	/s/ Gary Klass		/s/ Scott A. Kline
	Gary Klass		Scott A. Kline

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

KM Medical

/s/ Donald K. Kolletzki
Donald K. Kolletzki
By:	/s/ Karen M. Tovey
Name: Karen M. Tovey
Title: President

	/s/ Nilesh N. Kotecha	/s/ Terrence Koziara
	Nilesh N. Kotecha	Terrence Koziara

	/s/ David Kraus	/s/ Nazariy Krokhtyak
	David Kraus	Nazariy Krokhtyak

	/s/ Edward H. Kuckens	/s/ Anjali Samuel Kukde
	Edward H. Kuckens	Anjali Samuel Kukde

	/s/ Deepa Praveen Kumar	/s/ Christopher A. Lacy
	Deepa Praveen Kumar	Christopher A. Lacy

	/s/ Carolyn Elizabeth Landman	/s/ Eric C. Landman
	Carolyn Elizabeth Landman	Eric C. Landman

	/s/ Steven D. Landman	/s/ Daniel Laskowitz
	Steven D. Landman	Daniel Laskowitz

	/s/ Carl Lauryssen	/s/ Dawn Laverty
	Carl Lauryssen	Dawn Laverty

	/s/ Andrew Lee	/s/ Jason Leigl
	Andrew Lee	Jason Leigl

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

/s/ Michael J. Lentz	/s/ Robert M. Lester
Michael J. Lentz	Robert M. Lester

/s/ Craig S. Liberatore	/s/ Ralph H. Liberatore
Craig S. Liberatore	Ralph H. Liberatore

/s/ James G. Lindley, Jr.	/s/ Stephanie Long
James G. Lindley, Jr.	Stephanie Long

/s/ Steven C. Ludwig	/s/ Shawn Luna
Steven C. Ludwig	Shawn Luna

/s/ Diana S. Malcolm	/s/ James R. Malcolm
Diana S. Malcolm	James R. Malcolm

/s/ Brian Malm	/s/ Timothy P. Mann
Brian Malm	Timothy P. Mann

/s/ Edward K. Mark, Jr.	/s/ Jeffrey D. Martin
Edward K. Mark, Jr.	Jeffrey D. Martin

/s/ Michael Martin	/s/ Paul C. McAfee
Michael Martin	Paul C. McAfee

/s/ Jason Mayfield
Jason Mayfield

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

McCanney & Associates, Inc.

/s/ Joshua McCloskey
Joshua McCloskey
By:	/s/ Mark McCanney
Name: Mark McCanney
Title: President

	/s/ Jeffrey R. McConnell		/s/ Stephen C. McFee
	Jeffrey R. McConnell		Stephen C. McFee

	/s/ Jared A. McGrath		/s/ J. Derek McLean
	Jared A. McGrath		J. Derek McLean

	/s/ William Mcnett		/s/ Jane Branch McRee
	William Mcnett		Jane Branch McRee

Medvest, LLC

/s/ Michael J. Melchionni
Michael J. Melchionni
By:	/s/ Chris Tomaras
Name: Chris Tomaras
Title: President

Millennium Trust Company, LLC Cust. FBO Joan Crosby Coney, IRA # 21354D836
/s/ Christopher B. Michelsen
Christopher B. Michelsen

		By:	/s/ Joan Coney
Name: Joan Coney

	/s/ Thomas Miller		/s/ Paul W. Millhouse
	Thomas Miller		Paul W. Millhouse

	/s/ William L. Mills		/s/ David Mitchell
	William L. Mills		David Mitchell

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	/s/ Diane Mitchell	/s/ Kathleen M. Mitchell
	Diane Mitchell	Kathleen M. Mitchell

Morgan Keegan & Co. Custodian for Andrew T. Rock SEP-IRA 70417068-1
/s/ Ryan Moore
Ryan Moore

		By:	/s/ Andrew T. Rock
Name: Andrew T. Rock
Title: SEP IRA Owner

	/s/ John P. Mulgrew	/s/ Rob Mulligan
	John P. Mulgrew	Rob Mulligan

/s/ Andrew Brett Murphy
Andrew Brett Murphy

	/s/ John Murphy	/s/ Jason Nash
	John Murphy	Jason Nash

	Neuro Spine Ventures LLC	NeuroMaxx Surgical, Inc.

By:	/s/ Andrew T. Rock	By:	/s/ Brad Odom
	Name: Andrew T. Rock		Name: Brad Odom
	Title: Managing Partner		Title: Principal

	NFS FBO Antoinette Booth IRA ACC# 675-353680	NFS FBO Harry Booth IRA ACC# 675-353671

By:	/s/ Antoinette Booth	By:	/s/ Harry Booth
	Name: Antoinette Booth		Name: Harry Booth

	/s/ Marcin Niemiec	/s/ Michael O’Brien
	Marcin Niemiec	Michael O’Brien

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

Ocean Spine LLC

/s/ Cindy S. Oliver
Cindy S. Oliver
By:	/s/ Doug Sarmousakis
Name: Doug Sarmousakis
Title: Distribution Principal

	/s/ Mark D. Oliver		/s/ Raymond L. Oliver
	Mark D. Oliver		Raymond L. Oliver

	/s/ Karen Olson		/s/ Terrance D. Olson
	Karen Olson		Terrance D. Olson

Orthopedic Surgeon, P.C. Profit Sharing Plan and Trust FBO Daniel W. Michael
/s/ Patrick S. O’Neill
Patrick S. O’Neill

		By:	/s/ Daniel W. Michael
Name: Daniel W. Michael

	/s/ Lisa W. Pandelidis		/s/ Thomas Parker
	Lisa W. Pandelidis		Thomas Parker

	/s/ James Parolie		/s/ Jason M. Pastor
	James Parolie		Jason M. Pastor

Paul, David C., as Trustee of the David C. Paul 2010 Grantor Retained Annuity Trust U/A 4/6/10
/s/ Nirali Patel
Nirali Patel

		By:	/s/ David C. Paul
Name: David C. Paul
Title: Trustee

	/s/ Daniel Paul		/s/ Daniel S. Paul
	Daniel Paul		Daniel S. Paul

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

/s/ David C. Paul
David C. Paul

	/s/ Sonali Paul		/s/ Preetha Paul
	Sonali Paul		Preetha Paul

	/s/ James T. Pauwels		/s/ Steven Payne
	James T. Pauwels		Steven Payne

	/s/ Jeffrey W. Peary		/s/ Walter C. Peppelman, Jr.
	Jeffrey W. Peary		Walter C. Peppelman, Jr.

	/s/ R. Keith Perkins		/s/ Khiem Pham
	R. Keith Perkins		Khiem Pham

	Philip, Jayanthi as custodian for Jachin Philip under the PA Uniform Transfers to Minors Act		Philip, Jayanthi as custodian for Jonan Philip under the PA Uniform Transfers to Minors Act

By:	/s/ John Davidar	By:	/s/ John Davidar
	Name: John Davidar		Name: John Davidar
	Title: Custodian		Title: Custodian

	/s/ Gladstone K. Philip		/s/ Jayanthi Philip
	Gladstone K. Philip		Jayanthi Philip

	/s/ Matthew Frank Philips		/s/ Edward A. Pinkos, Jr.
	Matthew Frank Philips		Edward A. Pinkos, Jr.

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	/s/ Steve Poletti		/s/ Ray Polito
	Steve Poletti		Ray Polito

Powers Family Descendants Trust

/s/ Daniel A. Pontecorvo
Daniel A. Pontecorvo

		By:	/s/ Alexandros D. Powers
Name: Alexandros D. Powers
Title: Grantor to Trust

Powers Family Descendants Trust

/s/ Peter D. Quick
Peter D. Quick
By:	/s/ Peri A. DeOrio
Name: Peri A. DeOrio
Title: Trustee

RBC Dain Rauscher Custodian FBO Paul Asdourian IRA
/s/ Shairali Rao
Shairali Rao

		By:	/s/ Paul Asdourian
Name: Paul Asdourian, MD

	/s/ Edward Reilley		/s/ David S. Rendall
	Edward Reilley		David S. Rendall

	/s/ Samuel J. Rendall		/s/ Charles B. Reynolds, Jr.
	Samuel J. Rendall		Charles B. Reynolds, Jr.

Rezaiamiri, L.L.C.

/s/ Gregory L. Rhinehart
Gregory L. Rhinehart
By:	/s/ Shahram Rezaiamiri
Name: Shahram Rezaiamiri

	/s/ William S. Rhoda		/s/ Richard Richardson
	William S. Rhoda		Richard Richardson

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	/s/ Julie Robbins		/s/ Paul V. Robbins
	Julie Robbins		Paul V. Robbins

	/s/ R. Phil Roof, Jr.		/s/ Steven L. Rotola
	R. Phil Roof, Jr.		Steven L. Rotola

	/s/ David Rubenstein		/s/ Scott A. Rushton
	David Rubenstein		Scott A. Rushton

	/s/ J. Nicole Rutz		/s/ Kevin D. Rutz
	J. Nicole Rutz		Kevin D. Rutz

Saint Francis Growth Fund

/s/ Chad Weldon Saunders
Chad Weldon Saunders
By:	/s/ Kevin J. Makley
Name: Kevin J. Makley
Title: President

Schultz Ventures, LLC

/s/ Carla Schaaphok
Carla Schaaphok

		By:	/s/ Karl D. Schultz Jr.
Name: Karl D. Schultz Jr.
Title: Managing Partner

	/s/ Arnold M. Schwartz		/s/ Suken A. Shah
	Arnold M. Schwartz		Suken A. Shah

	/s/ Adam H. Shain		/s/ Lewis S. Sharps
	Adam H. Shain		Lewis S. Sharps

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	/s/ Melanie Sharps		/s/ Joshua L. Shiels
	Melanie Sharps		Joshua L. Shiels

	/s/ Ouida Simpson		/s/ Selwyn Simpson
	Ouida Simpson		Selwyn Simpson

	/s/ Rupinder Singh		/s/ Amit Sinha
	Rupinder Singh		Amit Sinha

	/s/ David N. Smith		/s/ Michael L. Smith
	David N. Smith		Michael L. Smith

Spine Capital Partners II, LLC

/s/ Patrick Smith
Patrick Smith

		By:	/s/ Dale W. Gaines
Name: Dale W. Gaines
Title: Owner

Spine Capital Partners, LLC

/s/ Scott C. Stein
Scott C. Stein
By:	/s/ Dale W. Gaines
Name: Dale W. Gaines
Title: Manager

	/s/ Don O. Stovall, Jr.		/s/ Jerry Stovall
	Don O. Stovall, Jr.		Jerry Stovall

	/s/ Brian J. Sullivan		/s/ Laurie Summers
	Brian J. Sullivan		Laurie Summers

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

	/s/ John Sutcliffe	/s/ Cynthia Maurer Sutton
	John Sutcliffe	Cynthia Maurer Sutton

T-10 Investments

/s/ Douglas C. Sutton
Douglas C. Sutton
		By:	/s/ Anthony J. Pedro
Name: Anthony J. Pedro
T-10 Investments

/s/ Brandon Tanguay
Brandon Tanguay
By:	/s/ Greg Lodsdon
Name: Greg Lodsdon
TD Ameritrade Clearing Inc. Custodian FBO Brian Kubler IRA
/s/ Michael R. Tanner
Michael R. Tanner
		By:	/s/ Brian Kubler
Name: Brian Kubler

TECHNOMED HOLDINGS LLC

/s/ Frederick A. Tecce
Frederick A. Tecce
		By:	/s/ Lawrence J. Binder, Jr.
Name: Lawrence J. Binder, Jr.
Title: Manager

The 2010 Kamaldeep S. Momi Family Dynasty Trust
DTD 9-14-2010

By:	/s/ Navjot Singh
Name: Navjot Singh
Title: Trustee

	/s/ Gregory Scott Thompson	/s/ Duane Tice
	Gregory Scott Thompson	Duane Tice

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

/s/ Trenton T. Tillman, III	/s/ Karen M. Tovey
Trenton T. Tillman, III	Karen M. Tovey

/s/ Jason C. Travis	/s/ Sue Tremlett
Jason C. Travis	Sue Tremlett

/s/ G. Todd Turner	/s/ Tisha Sue Turner
G. Todd Turner	Tisha Sue Turner

/s/ Leon Turo	/s/ Joseph T. Ullrich
Leon Turo	Joseph T. Ullrich

/s/ Candace A. Undercuffler	/s/ W. Christopher Urban
Candace A. Undercuffler	W. Christopher Urban

/s/ Luke A. Urtz	/s/ Alexander R. Vaccaro
Luke A. Urtz	Alexander R. Vaccaro

/s/ Paul P. Vessa	/s/ Todd K. Volk
Paul P. Vessa	Todd K. Volk

/s/ John Wadsworth	/s/ Richard Washburn
John Wadsworth	Richard Washburn

/s/ Kimberly Weaner	/s/ Jonathan Weller
Kimberly Weaner	Jonathan Weller

/s/ Jane R. Wendt
Jane R. Wendt

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

Whynot LLC

/s/ Carol M. Wildermuth
Carol M. Wildermuth
By:	/s/ Mark Christensen
Name: Mark Christensen
Title: Manager

	/s/ Malcolm Williams	/s/ Thomas A.S. Wilson, Jr.
	Malcolm Williams	Thomas A.S. Wilson, Jr.

	/s/ Brian Wise	/s/ Steven B. Wolf
	Brian Wise	Steven B. Wolf

	/s/ Curtis Worthington, M.D.	/s/ Arthur C. Wotiz
	Curtis Worthington, M.D.	Arthur C. Wotiz

	/s/ Lizbeth Branch Wright	/s/ James Wurtz
	Lizbeth Branch Wright	James Wurtz

/s/ Michal Zentko
Michal Zentko

AMENDED AND RESTATED STOCK SALE AGREEMENT

SIGNATURE PAGE

EXHIBIT A

LIST OF INVESTORS

Name of Investor

Clarus Lifesciences I, L.P.

GS Direct, L.L.C.

Goldman Sachs Investment Partners Master Fund, L.P.

Goldman Sachs Private Equity Concentrated Healthcare Fund Offshore Holdings, L.P.

Goldman Sachs Private Equity Partners 2004, L.P.

Goldman Sachs Private Equity Partners 2004 Offshore Holdings, L.P.

Goldman Sachs Private Equity Partners 2004 – Direct Investment Fund, L.P.

Goldman Sachs Private Equity Partners 2004 Employee Fund, L.P.

GS Private Equity Partners 2002 – Direct Investment Fund, L.P.

Multi-Strategy Holdings, L.P.

AIG Annuity Insurance Company

The Variable Annuity Life Insurance Company

Troy Fukumoto

AMENDED AND RESTATED STOCK SALE AGREEMENT

EXHIBIT B

LIST OF KEY HOLDERS

4 Spine, LLC

Ager, Allison

Albano, Gregg

Alston, Robert T.

Anand, Neel

Anderson, Shawn

Ansari, Nick

Antonelli, Robert C.

Asdourian, Paul

RBC Dain Rauscher Custodian FBO Paul Asdourian IRA

Bacon, Brian

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center M.P. Plan, dtd 6-13-02 FBO B. Kaplan

B. Kaplan, A. DiSclafani and M. Oliver, CoTrustees, Ocala Neurosurgical Center P.S. Plan, dtd 6-13-02 FBO B. Kaplan

Baker of Longwood Limited Family Partnership

Baker, John P.

Baker, Kelly J.

Baker, Roy P.

Balderston, Richard A.

Banit, Daxes

Baran, George

Barrett, John Christian

Beatty, Sloan and Cindy

Bell, Bernie L., Jr.

Bennett, Byard and Shalini

Benson, Cliff, III

Benson, Jr., Clifton L.

Berachah Foundation, Inc.

Beutler, William J.

Bibbs, David

Big Horn Associates, L.L.C.

Biggs, Kevin

Binder, Larry

Binder, Alisha Anne

Bishop, Randolph

IRA FBO Randolph C. Bishop Pershing LLC as Custodian

Bjelde, Craig

Black, Michael E.

Black, Todd

Booth, Dennis

Booth, Harry and Antoinette

NFS FBO Harry Booth IRA ACC# 675-353671

NFS FBO Antoinette Booth IRA ACC# 675-353680

Borden, Mark D.

Bowers, Susan M.

Boyer, Michael L. II

Bradley, III, Donald O.

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Branch, James

Branch, Jamie Hanson

Branch, Joseph Edwin Branch

Branch, Laura Caroline

Brannon, Michael

Brewton, Lloyd Keith

Brown, Courtney

Brundage, Patricia A.

Burney, Jason Timothy

Butler, Phillip

C2R Investors LLC

Cacioppo, Dave

Campanella, Carolyn J.

Cannon, Janie W.

Cannon, Stephen P.

Cappuccino, Helen

Carouge, Kevin

Carroll, Jamie

Casteel, II, John R.

Cavanaugh, Christopher C.

Chabot, Michael C.

Chelladurai, Janet

Cherby, Larisa

Chokshi, Rakesh Pravin

Christensen, Thor G.

Colasante, Richard

Cole, Michael R.

Cole (Posner), Suzanna

Collins, Logan R.

Millennium Trust Company, LLC Cust. FBO Joan Crosby Coney, IRA # 21354D836

Copeland, Mark D.

Corbin, Eric J.

Crowley, Charles

Crye, Jr., Walter P.

Curylo, Lukasz

Cusumano, Aubrie

D Team

Daftari, Tapan K.

Dattani, Ravi P.

Davidar, Charles

Davidar, David D.

Davidar, David D. and Sarah G. (as joint tenants with the right of survivorship)

Davidar, David D., Trustee, Davidar 2009 Grantor Retained Annuity Trust U/A 8/6/09

Davidar, John

Davidar, John and Sunitha

Davidar, John, as Custodian for Jadon Davidar pursuant to the PA Uniform Transfers to Minors Act

Dempsey, Martin J., Jr.

Demski, David M.

Maxine C. Demski, Trustee of the Maxine C. Demski Trust

Demski, Vaneetha

Deol, Gurvinder S.

DeStefano, Frank

Deutsch, Larry

Deutsch, Robert

AMENDED AND RESTATED STOCK SALE AGREEMENT

Dhanaraj, Visuvasam

Dickens, Page Benson

Dietze, Donald

DiMarino, Anthony J. III

Donna L. DiSclafani and Antonio DiSclafani, II, Co-Trustees of the Donna L. DiSclafani Revocable Trust dated June 7, 1993, as amended

Antonio DiSclafani, II, Trustee of the Family Trust created under the Donna L. DiSclafani Five Year GRAT II dated March 16, 2005

Antonio DiSclafani, II, Trustee of the GST Nonexempt Family Trust created under the Donna L. DiSclafani Five Year GRAT II dated March 16, 2005

Donna L. DiSclafani, Trustee of the Donna L. DiSclafani Grantor Retained Annuity Trust III dated September 16, 2009

Doherty, John

First Clearing, LLC for the benefit of John Doherty

Doran, Michael E.

Dorchak, John D.

Dowling, John

First Clearing, LLC for the benefit of John Dowling

Duffield, Jr., William

Duneske, Christopher

Dunford, Philip J. and Margaret A.

Dwyer, James W.

Dyer, Howard

Eddy, Christopher

Edwards, Willie S., Jr.

Ellis, David M.

Emmanuel, Jeyakaran

Emmett, Juanita H.

Equity Trust Company Custodian FBO: Lawrence J. Gerrans IRA

Esce, Phillip G.

Eskew, Eric

Etheridge, Mark

Farnquist, Patricia L.

Fedder, Ira L.

Ferreri, Michael F.

Ferris, Jason

First Clearing, LLC FBO Vincent J. Silvaggio IRA

Fisher, Stephen

Flandry, Robert E., Jr.

Foster, Charles Stephen, Jr.

Fowler, David

Fracyon, Farhang

Froehlich, Stephen R.

Fultz, Craig W.

Gaines, Dale W.

Gary A. Dix , LLC

Gaspar, Manny

Steve H. Gilman IRA Charles Schwab & Co., Inc. Custodian

Giordano, Karen M.

Girasole, Elise

Girouard Childrens Trust, Marcia Currie Trustee

Glassner, Michael and Lisa

Glastein Capital Investors, LLC

Glerum, Chad

AMENDED AND RESTATED STOCK SALE AGREEMENT

Goldman, Michael

IRA NFS LLC/FMTC FBO: Lance Gomez Acct: 670-584576

Gordon, Jeffrey

Goss, David

Gossman, Joseph B.

Granillo, Raul

Grimaldi, Nicholas A.

Gupta, Brinal

Hansell, Matthew

Hansell, Noah

Harris, Jr., Gregg E.

Hash, Robert L.

Haugen, Grant

Hendricks, Ryan H.

Herkowitz, Harry

Hess, Stephan

Hill, Stefanie L.

Hill, Terry A.

Hinojosa, Julie

Hottle, Mark E.

Howat, Mark

Huber, Jerry H.

Hunter, William D.

Implicito, Dante

Ingalhalikar, Aditya V.

Iott, Andrew

Iott, David Michael

Iott, Matthew David

Iott, Nancy Wise

Iott, Nicholas Jon

Iswariah, Paul

James, Arthur

James, Dhinakaran

Jamison, James

Johnson Family Investments, LLC

Donald R. Johnson II 2010 Grantor Retained Annuity Trust I, dated July 1, 2010

Donald R. Johnson II 2011 Grantor Retained Annuity Trust I, dated July 1, 2011

Johnston, David

Jones, Dennis J.

Jones, Fred Ingram Jr.

Kanter, Geoffrey E. and Arnold M. Zaff, Trustees, GST Exempt Trust U/Will Richard T. Kanter

Keegan, Michael

Keim, Kelly B.

Kendle, John

Kenney, Glenn

Kessler, Chad M.

Khanna, Nitin

Charles Schwab Trust Company Trustee United Anesthesia Services, P.C. 401(k) Plan FBO Patricia Kienzle

Kienzle, Peter

Kienzle, Peter and Amy

Kienzle, Rand E.

Kienzle, Richard

Kiss, Jennifer

Kitchens, David G.

AMENDED AND RESTATED STOCK SALE AGREEMENT

Klass, Gary
Kline, Scott A.
KM Medical
Kolletzki, Donald K.
Kotecha, Nilesh N.
Koziara, Terrence
Kraus, David
Krokhtyak, Nazariy
Kuckens, Edward H.
Kukde, Anjali Samuel
Kumar, Deepa Praveen
Lacy, Christopher A.
Laidhold, Erik
Landman, Carolyn Elizabeth
Landman, Eric C.
Landman, Steven D.
Laskowitz, Daniel
Lauryssen, Carl
Laverty, Dawn
Lee, Andrew
Leigl, Jason
Lentz, Michael J.
Lester, Robert M.
Liberatore, Craig S.
Liberatore, Ralph H.
Lindley, James G., Jr.
Logan, John B.
Long, James
Long, Stephanie
Ludwig, Steven C.
Luna, Shawn
Malcolm, Diana S.
Malcolm, James R.
Malm, Brian
Mann, Timothy P.
Mark, Edward K., Jr.
Martin, Jeffrey D.
Martin, Michael
Mayfield, Jason
McAfee, Paul C.
McFee, Stephen C.
McCanney & Associates, Inc.
McCloskey, Joshua
McConnell, Jeffrey R.
McGrath, Jared A.
J. Bard McLean, Inc. Profit Sharing Plan
McLean, J. Derek
Mcnett, William
McRee, Jane Branch
McShea, John P.
Medvest, LLC
Melchionni, Michael J.
Michelsen, Christopher B.
Miller, Thomas
Millhouse, Paul W.

AMENDED AND RESTATED STOCK SALE AGREEMENT

Mills, William L.
Mitchell, David
Mitchell, Diane
Mitchell, Kathleen M.
401k Profit Sharing Plan and Trust of Orthopaedic Associates, P.A. FBO Michael D. Mitchell
Amarjit S. Momi Credit Shelter Trust
The 2010 Kamaldeep S. Momi Family Dynasty Trust DTD 9-14-2010
Montalbano, Paul J.
Moore, Ryan
Morrissey, Patrick W. and Maribeth D.
Mulgrew, John P.
Mulligan, Rob
Murphy, Andrew Brett
Murphy, John
Murray, Rhett
Nash, Jason
Neuro Spine Ventures LLC
NeuroMaxx Surgical, Inc.
Niemiec, Marcin
O’Brien, Michael
Ocean Spine LLC
Oliver, Mark D. and Cindy S. (as tenants by the entireties)
Oliver, Raymond L.
Olson, Terrance D. and Karen
O’Neill, Patrick S.
Orthopedic Surgeon, P.C. Profit Sharing Plan and Trust FBO Daniel W. Michael
Pandelidis, Lisa W.
Parker, Thomas
Parolie, James
Pastor, Jason M.
Patel, Nirali
Daniel Paul 2010 Grantor Retained Annuity Trust U/A 7/20/10
Paul, Daniel
Paul, Daniel S. and Preetha
Paul, David C.
Paul, David C. and Sonali (as joint tenants with the right of survivorship)
Paul, David C., as Trustee of the David C. Paul 2010 Grantor Retained Annuity Trust U/A 4/6/10
Pauwels, James T.
Payne, Steven
Peary, Jeffrey W.
Peppelman, Walter C., Jr.
Perkins, R. Keith
Pham, Khiem
Philip, Gladstone K.
Philip, Jayanthi
Philip, Jayanthi as custodian for Jachin Philip under the PA Uniform Transfers to Minors Act
Philip, Jayanthi as custodian for Jonan Philip under the PA Uniform Transfers to Minors Act
Philips, Matthew Frank
Pinkos, Jr., Edward A.
Pinnacle Orthopaedics and Sports Medicine Specialists, LLC
Poletti, Steve
Polito, Ray
Pontecorvo, Daniel A.
Powers Family Descendants Trust

AMENDED AND RESTATED STOCK SALE AGREEMENT

Quick, Peter D.
Rao, Shairali
Reilley, Edward
Rendall, David S.
Rendall, Samuel J.
Reuben, Jeffrey M.
Reynolds, Charles B., Jr.
Rezaiamiri, L.L.C.
Rhinehart, Gregory L.
Rhoda, William S.
Richardson, Richard
Robbins, Paul V. and Julie
Morgan Keegan & Co. Custodian for Andrew T. Rock SEP-IRA 70417068-1
Roof, R. Phil, Jr.
Rotola, Steven L.
Rubenstein, David
Rushton, Scott A.
Rutz, Kevin D. and J. Nicole
Saget, Norma
Saint Francis Growth Fund
Sampath, Prakash
Saunders, Chad Weldon
Schaaphok, Carla
Schultz Ventures, LLC
Schwartz, Arnold M.
Sengupta, Dilip Kumar
Shah, Suken A.
Shain, Adam H.
Sharps, Lewis S. and Melanie
Shiels, Joshua L.
Sinha, Amit
Shirley, Erickson
Simpson, Selwyn and Ouida
Singh, Rupinder
Small, John M. and Michele K. (as tenants by the entireties)
Smith, David N.
Smith, Michael L.
Smith, Patrick
Spine Capital Partners, LLC
Spine Capital Partners II, LLC
Stauber, Sharon
Stein, Scott C.
Stovall, Don O., Jr.
Stovall, Jerry
Sullivan, Brian J.
Summers, Laurie
Sutcliffe, John
Sutton, Douglas C. and Cynthia Maurer Sutton
T-10 Investments
TD Ameritrade Clearing Inc. Custodian FBO Brian Kubler IRA
Tanguay, Brandon
Tanner, Michael R.
Tecce, Frederick A.
TECHNOMED HOLDINGS LLC

AMENDED AND RESTATED STOCK SALE AGREEMENT

Thompson, Gregory Scott
Tice, Duane
Tillman, III, Trenton T.
Tomaras, Christopher R.
Tovey, Karen M.
Karen M. Tovey, Trustee of the Karen M. Tovey Grantor Retained Annity Trust dated November 19, 2007
Charles Schwab & Co. Inc. Custodian for Steven H. Tovey IRA-Rollover 89100044
Charles Schwab & Co. Inc. Custodian for Steven H. Tovey Simple IRA-88910987
Travis, Jason C.
Tremlett, Sue
Turek, Caroline A.
Turner, G. Todd
Turner, Tisha Sue
Turo, Leon
Tyndall, Dwight S.
Ullrich, Joseph T.
Undercuffler, Candace A.
Urban, W. Christopher
Urtz, Luke A.
Vaccaro, Alexander R.
Velazco, Antenor
Vessa, Paul P.
Vogler, Matthew J.
Volk, Todd K.
Vresilovic LLC
Wadsworth, John
Washburn, Richard
Weaner, Kimberly
Weller, Jonathan
Wendt, Jane R.
Whynot LLC
Wildermuth, Carol M.
Williams, Malcolm
Wilson, Thomas A.S., Jr.
Wise, Brian
Wolf, Steven B.
Worthington, Curtis, M.D.
Wotiz, Arthur C.
Wright, Lizbeth Branch
Wurtz, James
Zeidman, Seth
Zentko, Michal

AMENDED AND RESTATED STOCK SALE AGREEMENT